SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant Sec.240.14a-12


                            BELLAVISTA CAPITAL, INC.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies: ________
     2) Aggregate number of securities to which transaction applies: ___________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: ______________
     4) Proposed maximum aggregate value of transaction:  ______________
     5) Total fee paid: ______________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid: ______________
     2) Form, Schedule or Registration Statement No: ______________
     3) Filing Party:  ______________
     4) Date Filed:    ______________

                            BellaVista Capital, Inc.

                          420 Florence Street Suite 200
                               Palo Alto, CA 94301
                                 (650) 328-3060

                   ------------------------------------------


                    Notice of Annual Meeting of Shareholders


To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of BellaVista Capital, Inc., a Maryland corporation (the "Company"), to be held on Monday, October 3, 2005, at 10:00 AM Pacific Daylight Time, at the Palo Alto Elks Lodge, 4249 El Camino Real, Palo Alto, California, for the following purposes:

1. The election of Class I, II and III Directors to serve until the Company's Annual Meeting of Shareholders for the year in which each such class's directors term expires, or until each such director's successor is elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement describing the matters to be considered at the 2005 Annual Meeting is attached to this notice. The Board of Directors has fixed the close of business on September 6, 2005 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

Management desires to have a maximum representation of shareholders at the Annual Meeting. Only shareholders entitled to notice and to vote, and other invited guests of the Company, shall attend. The Company may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, management respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A shareholder may revoke a proxy by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                         By Order of the Board of Directors


Palo Alto, California                    Eric Hanke
September 6, 2005                        Secretary

           ---------------------------------------------------------

           YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE
           ENCLOSED PROXY, AND PROMPTLY RETURN IT IN THE ENCLOSED
           STAMPED ENVELOPE.

           ---------------------------------------------------------

                            BellaVista Capital, Inc.

                          420 Florence Street Suite 200
                               Palo Alto, CA 94301
                                 (650) 328-3060

                                 Proxy Statement
                         Annual Meeting of Shareholders
                           To Be Held October 3, 2005



GENERAL INFORMATION

The Board of Directors of BellaVista Capital, Inc., a Maryland corporation (the "Company"), is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Monday, October 3, 2005, at 10:00 AM Pacific Daylight Time, at the Palo Alto Elks Lodge, 4249 El Camino Real, Palo Alto, California, and at any adjournment or postponement thereof. Shareholders were notified of the meeting on or about September 6, 2005, and this proxy statement and the accompanying proxy are being provided to shareholders beginning on or about September 6, 2005.

Voting of Proxies

The only class of the Company's capital stock currently outstanding is its common stock. Shares of the common stock represented by all properly executed proxies received in time for the scheduled meeting will be voted in accordance with the choices specified in the proxies. If multiple proxies are received with respect to the same shares, the latest dated proxy will be voted with respect to those shares. See "Revocability of Proxies" below. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as directors.

In the event that a quorum is not present at the time the annual meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the shareholders entitled to vote at the annual meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the annual meeting by a vote of shareholders, the persons named in the enclosed form of proxy will vote all shares of stock for which they have voting authority in favor of such adjournment.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, the Company has not received any shareholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the shareholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Voting Rights

Holders of shares of BellaVista Capital, Inc.'s common stock, par value $0.01 per share, at the close of business on September 6, 2005, the record date, are entitled to notice of, and to vote at, the annual meeting. As of September 6, 2005, a total of 14,991,325 shares of the Company's common stock were outstanding. Each share of common stock outstanding on the record date and the date of the annual meeting is entitled to one vote on the matter presented at the meeting, including one vote for each of the five directors to be elected at the annual meeting. The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of a director, and (2) the affirmative vote of the majority of the shares present, in person or by proxy, at the annual meeting and entitled to vote is required for all other matters. Cumulative voting in the election of directors is not permitted and vote allocated to each share for each director position to be elected must be cast for a separate nominee.

Solicitation of Proxies

This solicitation is being made on behalf of the Company's Board of Directors. The costs of this solicitation by the Board of Directors will be borne by BellaVista Capital, Inc. Proxy solicitations will be made by mail and electronic mail. They also may be made by members of Company management by personal interview, telephone, facsimile transmission, and telegram. BellaVista Capital, Inc. does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $5,000, plus reasonable out-of-pocket expenses. Assuming no such third party solicitation costs are incurred, the total costs to the Company for this solicitation which will consist primarily of the legal, printing and mailing costs, are expected to be approximately $5,000. Total costs incurred to date have been approximately $2,500.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Company's Secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Additional Materials

A Notice of Meeting and a form of Proxy are included with the mailing of this proxy statement. A copy of the Company's combined Annual Report to Shareholders and Form 10-K Annual Report filed with the Securities Exchange Commission on May 9, 2005, which includes the Company's audited financial statements for the year ended December 31, 2004, also is included with the mailing of this proxy statement. The combined Annual Report to Shareholders and Form 10-K Annual Report is not to be considered a part of these proxy solicitation materials. An additional copy of the Form 10-K Annual Report, including exhibits, as well as copies of the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2005, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Connie Paris, 420 Florence Street, Suite 200, Palo Alto, California 94301; or by calling Ms. Paris at (650) 328-3060.

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of five members. The Board is divided into three classes, each having a three-year term, designated Class I (one director), Class II (two directors) and Class III (two directors), with one class standing for election at the annual meeting of shareholders each year. In addition, where there has been a vacancy on the Board of Directors due to resignation or removal or due to an increase in the size of the Board, a majority of the Board of Directors shall elect the person to fill the vacancy, provided that such person shall hold office until the next annual meeting of shareholders.

As of July 22, 2005, James Barrington resigned from the Company's Board of Directors. As of July 22, 2005, Robert Puette resigned from his then current position as chairman of the Board of Directors, for the sole purpose of the realignment of the Board described in this paragraph. As of July 22, 2005, the Company's remaining director, Michael Rider, voted to amend the Company's bylaws to increase the number of directors on its Board of Directors from three to five. The four vacancies created by the two director resignations and the increase in the number of directors were filled by the Board by its appointment of Robert Puette as a Class I director, Patricia Wolf and Jeffrey Black as Class II directors, and William Offenberg as a Class III director. William Offenberg was appointed chairman of the Board.

As a result of the filling of the Board vacancies by appointment, at this year's annual meeting all five directors are to be elected. The proxy holder intends to vote all proxies received by the proxy holder in the accompanying form of proxy FOR all of the nominees for director listed below unless otherwise specified by the shareholder. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies for such nominee will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received for the nominees listed below and against any other nominees. As of the date of this proxy statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. As noted above, the nominees listed below already serve as directors of the Company.

The election to the Board of Directors of the five nominees identified in this proxy statement will require the affirmative vote of a plurality of the outstanding shares of the Company's common stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that shareholders vote "FOR" the nominees identified below.

Nominees to Board of Directors


Name                     Position with the Company                 Class and Expiration of Term
----                     -------------------------                 ----------------------------
William Offenberg        Chairman of the Board of Directors        III (term expires 2008)
Robert Puette            Director                                  I (term expires 2006)
Patricia Wolf            Director                                  II (term expires 2007)
Jeffrey Black            Director                                  II (term expires 2007)
Michael Rider            Director, Chief Executive Officer         III (term expires 2008)
                         and Chief Financial Officer

Set forth below is additional information regarding each of the foregoing nominees.


William Offenberg, age 52, has been a member of the Board since July 2005. Prior to joining the Board, Mr. Offenberg acted as a consultant to the Board since July 2004. Currently Mr. Offenberg serves on the Boards of UAV Entertainment, a distributor of video and audio content and UTTC, a contract electronics manufacturer. From 1998 to 2005, Mr. Offenberg was an Operating Partner at Morgenthaler Partners, a $2 billion private equity firm, where he specialized in recapitalizations and leveraged buyouts. In his capacity as Operating Partner, Mr. Offenberg has served as CEO of UAV Entertainment, President of Sheldahl Materials and Flex Interconnect Divisions and a member of the Board of Directors of Apsco, a contract electronics manufacturer. Between 1993 and 1997, Mr. Offenberg was President and Chief Executive Officer of Gatan International, a developer of scientific instrumentation. Prior to joining Gatan, Mr. Offenberg was President of Spectra-Physics Analytical from 1986 to 1993. Between 1977 and 1986, Mr. Offenberg held various management positions at Perkin-Elmer's Instrument Group. Mr. Offenberg began his career as a chemist at Atlantic Richfield. Mr. Offenberg has degree in Chemistry from Bowdoin College and did graduate work in analytical chemistry at Indiana University.

Robert Puette, age 63, is the President of Puette Capital Management, Inc., an investment and consulting company that he founded in 2005. He has been a member of the BellaVista Board since March 1, 2002. Prior to such time, Mr. Puette served as an advisory director to the Company. Between 2001 and 2004, Mr. Puette was a partner at the WK Technology venture capital firm. Between 1997 and 2000, Mr. Puette was the President, Chief Executive Officer, and member of the Board of Directors of Centigram Communications Corporation (NASDAQ), a communications technology firm. Prior to his position at Centigram, from 1995 to 1997, Mr. Puette served as President, CEO and Chairman of the Board of Directors at NetFRAME Systems (NASDAQ), a high-availability computer server company, and from 1990 to 1993, Mr. Puette served as President of Apple USA, Apple Corporation (NASDAQ). Prior to 1990, Mr. Puette served as a Group General Manager of Hewlett-Packard Corporation (NYSE). Mr. Puette is also on the Boards of Cupertino Electric Corporation (Private), iPolicy Networks Corporation (Private), Bentek Corporation (Private), Fat Spaniel Corporation (Private) and Aether Wire Corporation (Private). He is also a former director of Cisco Systems (NASDAQ). Mr. Puette holds a BSEE degree from Northwestern University and a MSOR degree from Stanford University.

Patricia Wolf, age 59, is currently Vice Chair of the Board of Trustees for Ottawa University where she focuses on strategic planning issues. From 1986 until 2002 she was employed by Management Technology America, the computer software company she founded in 1986. In 1999, Ms. Wolf sold Management Technology America to a company listed on the NYSE. During the period from 1999 to 2002 she continued her employment with Management Technology America

Jeffrey Black, age 50, is a Senior Vice President in the Silicon Valley office of Grubb & Ellis, a national real estate company, where he has worked since 1977. In his 28 years as a real estate broker, he has concluded real estate transactions in excess of $1 billion. Notable clients that Mr. Black has represented include eBay, Altera, Amdahl, AT&T, Exxon Corporation, Marriott, TRW Corporation, VLSI Technology, Steelcase, Advanced Micro Devices and Ernst & Young. He has been named one of the Top 10 Brokers Nationwide (Grubb & Ellis
2003); No. 4 Broker in Silicon Valley (San Jose Business Journal 2003); the Hall of Fame Award (Association of Silicon Valley Brokers 1997). Mr. Black has a Bachelor's of Science and Commerce degree in Finance from the University of Santa Clara.

Michael Rider, age 43, is a co-founder, director, Chief Executive Officer and has been Chief Financial Officer of the Company since 1999. Mr. Rider's term of office as a director expires in 2005. Mr. Rider was controller, then Chief Financial Officer for The Plymouth Group and its successor, TPG Development Corporation, a San Francisco Bay Area real estate development company from 1991 until 1998. From 1986 to 1990 Mr. Rider was senior accountant with Kenneth Leventhal & Company, a national public accounting firm specializing in real estate accounting and advisory services. Mr. Rider is a certified public accountant and a member of the Urban Land Institute. Mr. Rider received a B.A. degree in Economics/Business from the University of California Los Angeles.

Directors' Meetings and Committees

The Board of Directors has not established separate standing audit, nominating or compensation committees or committees performing similar functions.

The full Board of Directors acts as the audit committee for all purposes relating to communications with the auditors and responsibility for oversight of the audit. The Board has not adopted any written charter governing its activity as the de facto audit committee.

The full Board also acts as the nominating committee. The Board has no nominating committee charter, nor does it have any express policy with respect to consideration of director candidates recommended by securities holders. The Board believes that, in consideration of the size of the Company, its limited shareholder group, the lack of any public trading market for its securities and the limited resources available to the Board, that maintaining a standing nominating committee and nominating committee charter is not practical or in the best interests of the Company and its shareholders. All members of the Board have participated in the nomination process when in office, and all members of the sitting Board are expected in the future to participate in the nomination process.

Of the five current members of the Board, Michael Rider, as an officer of the Company, cannot be considered an independent director, and all other members of the Board are considered independent, as that term is defined under New York Stock Exchange Rule Section 303A, the NYSE's Corporate Governance Rules. Under those Rules, no director qualifies as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. However, as the concern is independence from management, the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. Accordingly, while Mssrs. Offenberg, Puette and Black and Ms. Wolf own shares of the Company's common stock, the Board views these directors/nominees as independent under these standards. In addition, a director is not independent under the NYSE Rules if: (i) the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company; (ii) the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service; (iii) (A) the director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time; (iv) the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee; or (v) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

During fiscal year 2004, there were 26 meetings of the Board of Directors. Mr. Rider and Mr. Puette, who were in office during 2004, attended at least 75% of these meetings of the Board of Directors.

Shareholders may communicate directly with any director. Any shareholder wishing to communicate with a director may send a written communication addressed to the director to the Company's secretary, Eric Hanke, who will transmit the communication to the addressed director.


Compensation of Directors

Michael Rider is the only director of the Company who also serves as an executive officers or employee of the Company, and Mr. Rider receives no separate compensation for service on the Company's Board of Directors or on any Board committee. All directors are entitled to receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. During 2004 the aggregate reimbursement of meeting related expenses for all directors was less than $500. Mr. Puette, who served as chairman of the Board until July 2005, and James Barrington, who resigned from the Board in July 2005, are not and were not employed by the Company, and received annual compensation totaling $30,000 and $25,000, respectively for their participation in the Company's 2004 regular board meetings. They were also compensated $1,000 for every special board meeting they attended in 2004. Mr. Offenberg, who acted as a consultant to the Board beginning in July 2004, received $15,000 for his services during 2004.

The Company's charter obligates it to indemnify its directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding to the maximum extent permitted from time to time by Maryland law. The Maryland General Corporation Law, the "Maryland GCL", permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities, unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was a result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.


Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.


Officers of the Company

Our executive officers and senior officers and their positions are:

    Name              Position
    ----              --------
    Michael Rider     President,  Chief  Executive  Officer and Chief Financial
                      Officer
    Eric Hanke        Vice President, Business Development, and Secretary



Executive officers are appointed by the Board of Directors, serve at the Board's pleasure and may be removed from office at any time without cause. There are no family relationships among the directors and officers. The Company does not currently have a stock option or deferred compensation plan.

Executive Compensation

Prior to 2004 Primecore Funding Group, Inc. provided management services to the Company pursuant to a written management agreement. Under the arrangement Primecore Funding Group provided the necessary personnel, at their expense, to perform the duties required to originate and service our portfolio of investments. Accordingly, BellaVista Capital had no employees or compensated personnel. On December 19, 2003 the Board of Directors determined that the Company would internalize operations and therefore, voted to terminate our agreement with Primecore Funding Group effective December 31, 2003. On December 23, 2003 the Company entered into an agreement with Primecore Funding Group for management services for the period January 1, 2004 to March 31, 2004 to help ease the transition to internal management. Beginning April 1, 2004, the Company had completed internalized operations and employed personnel to perform the duties previously provided by Primecore Funding Group. The following table presents executive compensation information for 2004:

                                                                                                     Total
Name and Principal Position                     Fiscal Year         Salary          Bonus     Compensation
---------------------------                     -----------         ------          -----     ------------
Michael Rider
Chief Executive Officer, Director                   2004         $ 296,895       $ 50,114       $  347,009
Eric Hanke
Vice President, Secretary                           2004           151,422         24,945          176,368
Joseph Colonna
Investment Servicing                                2004           113,722             --          113,722


INDEPENDENT PUBLIC ACCOUNTANTS

The Company's principal accountant for fiscal year 2004 was Grant Thornton LLP ("Grant Thornton"). On September 1, 2005, the Company received the resignation of Grant Thornton as its principal independent accountants.

Grant Thornton 's report on the Company's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 31, 2004, and the subsequent interim periods through September 1, 2005, the date of Grant Thornton's resignation, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for any such period, nor have there been any "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K during such period. The Company believes Grant Thornton's resignation is due to internal resource constraints at Grant Thornton.

The Company has begun the process of finding a new principal independent accounting firm, but has not yet engaged a new principal independent accountant.

The Company accrues expenses associated with principal accountant fees and services in the year being audited or serviced. The following table presents the expenses accrued by the Company for such fees and services in 2004 and 2003.

       Principal Accountant Fees and Services
       --------------------------------------------------------------------
                                                       2004           2003

       Audit fees                                 $ 254,094      $ 270,937
       Audit-related fees                                --             --
       Tax fees                                      16,744         36,423
       All other fees                                    --             --
                                        ----------------------------------

          Total                                   $ 270,838      $ 307,360
                                        ==================================

Tax fees are comprised of fees related to the preparation and filing of the Company's federal and applicable state tax returns.

As noted above, the Company does not have an independent audit committee, and the full board of directors therefore serves as the audit committee for all purposes relating to communication with the Company's auditors and responsibility for the Company audit. All engagements for audit services, audit related services and tax services are approved in advance by the full board of directors of the Company. The Company's Board of Directors has considered whether the provision of the services described above for the fiscal years ended December 31, 2004 and 2003, is compatible with maintaining the auditor's independence.

All audit and non-audit services that may be provided by our principal accountant to the Company shall require pre-approval by the Board. Further, our auditor shall not provide those services to the Company specifically prohibited by the Securities and Exchange Commission, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Oversight Board determines, by regulation, is impermissible.


BENEFICIAL OWNERSHIP OF COMMON SHARES


Beneficial Ownership of Capital Stock by Large Security Holders

To the Company's knowledge, no person beneficially owns more than 5% of Company's outstanding common stock.

Beneficial Ownership of Capital Stock by Directors and Management

As of August 1, 2005, the Company had 14,991,325 issued and outstanding shares. The following table presents information regarding the beneficial ownership of the Company's capital stock as of August 1, 2005 of: (1) each of our directors/nominees and executive officers; and (2) all of our directors and executive officers as a group. The beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.


----------------------- ---------------------------- -------------------- ----------------------
Title of Class          Name of Beneficial Owner        Number of Shares       Percent of Class
----------------------- ---------------------------- -------------------- ----------------------
Common Shares           William Offenberg                        107,404                  0.72%
----------------------- ---------------------------- -------------------- ----------------------
                        Robert Puette                            405,241                  2.70%
----------------------- ---------------------------- -------------------- ----------------------
                        Patricia Wolf                            167,030                  1.11%
----------------------- ---------------------------- -------------------- ----------------------
                        Jeffrey Black                            267,341                  1.78%
----------------------- ---------------------------- -------------------- ----------------------
                        Michael Rider                             12,124                      *
----------------------- ---------------------------- -------------------- ----------------------
                        Eric Hanke                                 2,170                      *
----------------------- ---------------------------- -------------------- ----------------------
                        Total                                    961,310                  6.41%
----------------------- ---------------------------- -------------------- ----------------------

* Less than 0.1% of shares outstanding

Section 16(a) Beneficial Ownership Reporting Compliance

Because no person has ever owned more than 10% of the Company's outstanding common stock, only the Company's officers and directors have been required to report under Section 16(a) of the Securities Exchange Act of 1934. Statements of beneficial ownership on SEC Form 3 respecting ownership of common stock were required within 10 days of becoming an officer or director. These statements of beneficial ownership on SEC Form 3 for the newly appointed directors were not timely filed, but such Statements have been filed as of the date of dissemination of these proxy materials.

LEGAL PROCEEDINGS

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company's shares, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER BUSINESS

The Board of Directors knows of no other matters, which may be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

SHAREHOLDER PROPOSALS -2006 ANNUAL MEETING

Shareholders are entitled to present proposals for action at a forthcoming shareholder's meeting if they comply with the requirements of the proxy rules. The Company's Bylaws provide that any shareholder wishing to bring any matter before the annual meeting must deliver notice to the Secretary at the principal executive offices of the Company not less than 90 days before the first anniversary of the mailing date of the notice of the preceding year's annual meeting. Any proposals intended to be presented at the 2006 annual meeting of shareholders must be received at the Company's offices on or before January 31, 2006, in order to be considered for inclusion in the proxy statement and form proxy relating to such meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Palo Alto, California
September 6, 2005

                            BellaVista Capital, Inc.

                                 Revocable Proxy

              For Annual Meeting of Shareholders on October 3, 2005 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Eric Hanke, Secretary of BellaVista Capital, Inc., with full powers of substitution, to act as attorney and proxy for the undersigned to vote, as designated on this proxy, all shares of the Common Stock of BellaVista Capital, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held at he Palo Alto Elks Lodge, 4249 El Camino Real, Palo Alto, California, on October 3, 2005, at 10:00 a.m., Pacific Daylight Time, and at any and all adjournments, in the manner indicated and in his discretion on any other business which may properly come before the meeting.

ELECTION OF DIRECTORS--The Board recommends a vote FOR election of the following nominees:

         (1) Robert Puette as a Class I director; (2) Patricia Wolf as a Class II director; (3) Jeffrey Black as a Class II director; (4) William Offenberg as a Class III director; and (5) Michael Rider as a Class III director.

            Robert Puette

                        FOR             AGAINST           ABSTAIN


            Patricia Wolf

                        FOR             AGAINST           ABSTAIN


            Jeffrey Black

                        FOR             AGAINST           ABSTAIN


            William Offenberg

                        FOR             AGAINST           ABSTAIN


            Michael Rider

                        FOR             AGAINST           ABSTAIN


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. THIS PROXY WILL BE VOTED BY THE INDIVIDUAL NAMED IN THIS PROXY IN HIS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                              Dated: ___________, 2005


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Print Name                              Signature


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Print Name                              Signature

(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)